UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 13, 2006

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

	225 South Main Avenue, Sioux Falls, SD	57104

	(Address of principal executive office)	(ZIP Code)

(605)  333-7556

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into a Material Definitive Agreement.

Effective as of September 13, 2006, the Personnel, Compensation and Benefits Committee (the “PCB Committee”) of the Board of Directors (the “Board”) of HF Financial Corporation (the “Company”) approved the award of stock appreciation rights (“SARs”), restricted stock and cash pursuant to the terms of the Company’s Third Amended and Restated Long Term Incentive Plan (the “LTIP”) to certain executive officers of the Company, including the Company’s Chairman and Chief Executive Officer and certain of the Company’s named executive officers, as determined by reference to the Company’s proxy statement for its 2005 annual meeting of stockholders, dated October 14, 2005, excluding Greggory R. Jontz, the Company’s former Vice President/Mid America Capital Services, Inc., whose employment with the Company ended on November 18, 2005, and anticipated to be included as named executive officers in the Company’s proxy statement for its 2006 annual meeting of stockholders (the “Named Executive Officers”).

The SARs and restricted stock awarded under the LTIP are granted under the Company’s 2002 Stock Option and Incentive Plan and are governed by the terms of such plan.  The SARs granted under the LTIP on September 13, 2006, (i) have a four-year vesting period in which 25% of the SARs vest on each of September 13, 2007, 2008, 2009 and 2010, (ii) are payable in common stock of the Company, and (iii) have a  grant price of $16.00, the closing price of the Company’s common stock on September 13, 2006.  Restricted stock awards granted under the LTIP on September 13, 2006, have a four-year vesting period in which 25% of the restricted stock vests on each of September 13, 2007, 2008, 2009 and 2010.  A form of the stock appreciation rights agreement for awards of SARs settled in common stock of the Company and granted under the LTIP is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The following table sets forth the number of stock appreciation rights and restricted stock awarded to the Company’s Chairman and Chief Executive Officer and the Named Executive Officers pursuant to the LTIP.  The number of SARs awarded to each participant was determined by dividing the bonus award level established by the PCB Committee for each participant by $3.11, the conversion value of the equity type at the date of grant. The number of restricted stock awarded to each participant was determined by dividing the bonus award level established by the PCB Committee for each participant by $16.00, the closing price of the Company’s common stock on September 13, 2006.

Name and Position	Number of Stock Appreciation Rights	Number of Shares of Restricted Stock

Curtis L. Hage, (1) Chairman and Chief Executive Officer	--	--

Darrel L. Posegate Executive Vice President, Chief Financial Officer and Treasurer	3,410	663

Mark S. Sivertson Senior Vice President and Trust Officer	1,686	328

David A. Brown Senior Vice President/Business Banking	1,686	328

Natalie A. Solberg Senior Vice President/Service & Support	1,325	257

(1)      Mr. Hage’s bonus award under the LTIP of $35,545.84 was paid in cash.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K.

	Item No.	Description

	10.1	Form of Stock-Settled Stock Appreciation Rights Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HF Financial Corp.

(Registrant)

Date:	September 19, 2006	by	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President
And Chief Executive Officer
(Duly Authorized Officer)

Date:	September 19, 2006	by	/s/ Darrel L. Posegate
Darrel L. Posegate, Executive Vice President,
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Exhibit Index

Item No.	Description

10.1	Form of Stock-Settled Stock Appreciation Rights Agreement.